EXECUTION COPY

AMENDMENT No. 2 dated as of May 21, 2013 (this “Amendment”), to the FOUR-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of March 11, 2011 (as heretofore amended, the “Credit Agreement”), among CONVERGYS CORPORATION, an Ohio corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS the Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders whose signatures appear below are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Amendments to the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended by replacing clause (iv) of the first sentence thereof with the following new clause (iv):
“(iv) the Borrower may make Restricted Payments with the net cash proceeds realized from its sale of the Information Management Business (which the Borrower has represented are equal to $365,400,000)”.
SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.
(c)    On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 4.    Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.
SECTION 5.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 8.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CONVERGYS CORPORATION,
by

Name: Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by

Name: Title:

Each of the undersigned Guarantors consents to the foregoing Amendment and agrees that its obligations under the Guarantee Agreement remain in full force and effect and will not be diminished as a result thereof:

CONVERGYS CUSTOMER MANAGEMENT GROUP INC.,
by

Name: Title:

CONVERGYS CUSTOMER MANAGEMENT DELAWARE LLC,
by

Name: Title:

ENCORE RECEIVABLE MANAGEMENT, INC.,
by

Name: Title:

CONVERGYS GOVERNMENT SOLUTIONS LLC,
by

Name: Title:

INTERVOICE, LLC,
by

Name: Title:

ASSET OHIO FOURTH STREET LLC,
by

Name: Title:

CONVERGYS CUSTOMER MANAGEMENT INTERNATIONAL INC.,
by

Name: Title:

CONVERGYS CUSTOMER MANAGEMENT GROUP CANADA HOLDING INC.,
by

Name: Title:

BRITE VOICE SYSTEMS, LLC,
by

Name: Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO
CONVERGYS CORPORATION CREDIT AGREEMENT

Name of Institution:
by

Name: Title:

Name of Institution: [1]
by

Name: Title:

__________________________
1 For any Lender requiring a second signature line.

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